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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 7, 2004
                                                         ----------------

                          HOMETOWN AUTO RETAILERS, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      DELAWARE                  000-24669                  06-1501703
--------------------        ------------------      --------------------------
  (STATE OR OTHER              (COMMISSION                (IRS EMPLOYER
   JURISDICTION OF              FILE NUMBER)           IDENTIFICATION NO.)
   INCORPORATION)


                              774 STRAITS TURNPIKE
                               WATERTOWN, CT 06795
                               -------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (860) 945-6900
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 8.01 OTHER EVENTS.

      On December 7, 2004, Hometown issued a press release announcing an agreement in principal for the settlement of certain litigation matters. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

      (a) Exhibits.

      Number            Description
      ------            -----------

      99.1              Press Release dated December 7, 2004.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Hometown Auto Retailers, Inc.

                                        By:   /s/ Charles F. Schwartz
                                           -------------------------------------
                                        Name: Charles F. Schwartz
                                        Title: Chief Financial Officer



Dated:  December 7, 2004